PUTNAM CAPITAL MANAGER TRUST

                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
              May 1, 1996   , as revised November 8, 1996

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the Trust dated May 1, 1996, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

The Report of the Trust's independent accountants and the audited financial statements of the Trust are incorporated by reference into this SAI.

                             Table of Contents

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-2

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . .B-2

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-26

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . B-28

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .B-   34

INVESTMENT PERFORMANCE OF THE TRUST. . . . . . . . . . . . . . .B-   64

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . .B-   66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . .B-   68

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . .B-   69

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . .B-   69

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . .B-   70

                       PUTNAM CAPITAL MANAGER TRUST
                                    SAI
DEFINITIONS

The "Trust"                  --  Putnam Capital Manager Trust.

"Putnam Management"          --  Putnam Investment Management,
                                 Inc., the Trust's investment
                                 manager.

"Putnam Mutual Funds"        --  Putnam Mutual Funds Corp., the
                                 Trust's principal underwriter.

"Putnam Fiduciary Trust      --  Putnam Fiduciary Trust Company,
 Company"                        the Trust's custodian.

"Putnam Investor Services"   --  Putnam Investor Services, a
                                 division of Putnam Fiduciary
                                 Trust Company, the Trust's
                                 investor servicing agent.

INVESTMENT OBJECTIVES AND POLICIES

The Trust consists of eleven separate investment portfolios (the "funds") with differing investment objectives and policies: PCM Asia Pacific Growth Fund, PCM Diversified Income Fund, PCM Global Asset Allocation Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM High Yield Fund, PCM Money Market Fund, PCM New Opportunities Fund, PCM U.S. Government and High Quality Bond Fund, PCM Utilities Growth and Income Fund, and PCM Voyager Fund. The investment objectives and policies of the funds are described in the prospectus offering such funds. This SAI contains, among other things, the investment restrictions of the funds. It also contains information concerning certain investment practices in which some or all of the funds may engage. The prospectus indicates which practices are applicable to each fund which it offers.

Except as described below under "Investment Restrictions of the Trust," the investment policies described in the prospectus and in this SAI are not fundamental, and the Trustees may change such policies without shareholder approval. As a matter of policy, the Trustees would not materially change the funds' investment objectives without shareholder approval.

Short-term Trading

In seeking a fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Lower-rated Securities

Each fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the prospectus. The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a fund more volatile and could limit a fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus for a description of security ratings.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of a fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting a fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default under such securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, each fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which a fund may exercise its rights by taking possession of such assets.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A fund may at times invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds identified in the prospectus, unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay interest currently in cash, their values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently in cash. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Investments in Premium Securities

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in premium securities, it may do so without limit.

Investments in Miscellaneous Fixed Income Securities

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. None of the funds, however, currently intends to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Private Placements

Each fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Mortgage Related Securities

To the extent described in the prospectus, each fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to allocate the risk of prepayment among investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Securities Loans

Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Forward Commitments

Each fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.

A fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, that fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Repurchase Agreements

Each fund may enter into repurchase agreements up to the limit specified in the prospectus. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers approved by the Trustees and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Options on Securities

Writing covered options. Each fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with a fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

Each fund may write only covered options, which means that, so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. Each fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, the Options Clearing Corporation may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Futures Contracts and Related Options

Subject to applicable law, and unless otherwise specified in the prospectus, a fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodities Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their delivery date in order to reduce or eliminate the hedge position then currently held by the fund.
The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on futures contracts. A fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than sell futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by a fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of fixed-income securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its fixed-income securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the fixed-income securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also subject to Putnam Management's ability to predict movements in the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, a fund may purchase call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

A fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the purchase price paid for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such times, or in such quantities, as the fund would otherwise wish to do.

Foreign Securities

Under its current policy, which may be changed without shareholder approval, each fund may invest up to the limit of its total assets specified in the prospectus in securities principally traded in markets outside the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. Since foreign securities are normally denominated and traded in foreign currencies, the value of a fund's assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of a fund's investments in these countries and the availability to such fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a fund's investments in such countries illiquid and more volatile than investments in more developed countries, and such fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Transactions

Unless otherwise specified in the prospectus or this SAI, a fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, a fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, a fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

A fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund.

Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

For transaction hedging purposes, a fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

When it engages in position hedging, a fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase). In connection with position hedging, the fund may purchase put or call options on foreign currencies and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

A fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

A fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to a fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

TAXES

Taxation of the Trust. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stocks or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months;

(c) distribute with respect to each taxable year at least 90% of its taxable net investment income (exclusive of net capital gains) and 90% of its net tax-exempt income; and

(d) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A fund is exempt from this distribution requirement and excise tax if at all times during the calendar year each shareholder in a fund was "a segregated asset account of a life insurance company held in connection with variable contracts."

Hedging transactions. If a fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of the fund's distributions. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Under the 30% of gross income test described above (see "Taxation of the Trust"), a fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain fund assets to be treated as held for less than three months.

Securities issued or purchased at a discount. The fund's investment in securities that are treated for tax purposes as issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are made after applying any available capital loss carryovers. The amount and expiration date of any capital loss carryovers available to a fund are shown in Note 1 (Federal income taxes) to the financial statements incorporated by reference into this SAI.

With respect to investment income and gains received by a fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source.
The effective rate of foreign taxes to which a fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

This discussion of federal income tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, the Trust may not and will not take any of the following actions with respect to that fund:

(1) (All funds except PCM Voyager Fund) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(PCM Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of the fund's total assets (taken at current value) and then only to secure borrowings permitted by restriction 1 above. (The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and related options are not considered to be pledges or other encumbrances.)

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and related options.

(4) Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open the fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(6)  (All funds except PCM Asia Pacific Growth Fund, PCM
Diversified Income Fund, PCM New Opportunities Fund, and PCM
Utilities Growth and Income Fund) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(PCM Diversified Income Fund) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

(PCM Asia Pacific Growth Fund, PCM New Opportunities Fund and PCM Utilities Growth and Income Fund) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that it may purchase or sell futures contracts, options on futures, forward contracts and options on foreign currencies.

(8) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its assets.

(9) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together beneficially own more than 5%.

(10) (All funds except PCM Asia Pacific Growth Fund, PCM New Opportunities Fund, and PCM Utilities Growth and Income Fund) Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to U.S. government securities, or, with respect to 25% of the fund's total assets, securities of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity.

(11) Acquire more than 10% of the voting securities of any issuer.

(12) Invest more than 25% of the value of its total assets in any one industry, except that PCM Money Market Fund may invest more than 25% of its assets in securities of banks and bank holding companies as a group when in the opinion of Putnam Management yield differentials make such investments desirable, and suitable investments are available, and except that PCM Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries. (U.S. government securities and securities of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry).

(13) (All funds except PCM Asia Pacific Growth Fund, PCM Money Market Fund, PCM New Opportunities Fund, and PCM Utilities Growth and Income Fund) Purchase securities the disposition of which is restricted under federal securities laws, if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable.

(PCM Money Market Fund) Purchase securities the disposition of which is restricted under federal securities laws, if, as a result, such investments would exceed 10% of the value of the fund's net assets.

(14) (All funds except PCM Utilities Growth and Income Fund) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(PCM Utilities Growth and Income Fund) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contacts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

(15) Make investments for the purpose of gaining control of a company's management.

(16) Issue any class of securities which is senior to the fund's shares of beneficial interest.

It is contrary to each of PCM Asia Pacific Growth Fund's, PCM New
Opportunities Fund's, and PCM Utilities Growth and Income Fund's present policy, which may be changed without shareholder approval, to purchase securities restricted as to resale
(excluding securities determined by the Trustees or Putnam
Management to be readily marketable), if as a result such investments would exceed 15% of the fund's net assets.

It is contrary to the present policy of each of the funds, which may be changed without shareholder approval, to invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

   At a meeting of shareholders of each of the funds to be held on December 5, 1996, shareholders of each of the funds are being asked to approve a number of changes to their respective fund's fundamental investment restrictions, including the elimination of certain of these restrictions. If these proposals are approved at the meeting, the funds' fundamental investment restrictions will be as follows after that date:

(1) (All funds except PCM Voyager Fund) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(PCM Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) (PCM Diversified Income Fund, PCM Global Asset Allocation Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM High Yield Fund, PCM Money Market Fund, PCM U.S. Government and High Quality Bond Fund, and PCM Voyager Fund) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7a) (All funds except PCM Utilities Growth and Income Fund)
With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7b) (PCM Utilities Growth and Income Fund) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that PCM Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries; and except that PCM Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

If shareholders do not ultimately approve some or all of the proposed changes, this SAI will be revised accordingly.

                           ---------------------

In addition, each fund has agreed that, so long as shares of beneficial interest in the fund are registered for offer and sale in the State of California and such undertaking is required as a condition to such registration, except as noted below, any fund investing in foreign securities will at all times invest in securities of issuers located in a minimum of five different foreign countries. However, this minimum is reduced to four different foreign countries when the fund's foreign investments comprise less than 80% of its net assets, to three different foreign countries when the fund's foreign investments comprise less than 60% of its net assets, to two different foreign countries when the fund's foreign investments comprise less than 40% of its net assets, and is eliminated when the fund's foreign investments comprise less than 20% of its net assets. In addition, no fund may invest more than 20% of its net assets in securities of issuers located in any one foreign country, except that, to the extent consistent with its investment policies, a fund may invest up to 35% of its net assets in securities of issuers located in any one of the following countries:
Australia, Canada, France, Germany, Japan or the United Kingdom. Also, subject to such more restrictive investment restrictions and policies as a fund may adopt from time to time, the borrowing limits for any fund are (1) 10% of net asset value when borrowing for any general purpose, and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, a fund's net asset value shall be the market value of all investments owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT

Trustees

Name (Age)

*+George Putnam    (70)    , Chairman and President.  Chairman
and Director of Putnam Investment Management, Inc. and Putnam Mutual Funds Corp. Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc. and Rockefeller Group, Inc.

+William F. Pounds (68), Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of EG&G, Inc., IDEXX Laboratories, Inc., Perseptive Biosystems, Inc., Management Sciences for Health, Inc., and Sun Company, Inc.

Jameson A. Baxter    (53)    , Trustee.  President, Baxter
Associates, Inc. (a management and financial consultant).
Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc.
and Banta Corporation.  Chairman Emeritus of the Board of
Trustees, Mount Holyoke College.

+Hans H. Estin    (68)     , Trustee.  Vice Chairman, North
American Management Corp. (a registered investment adviser).
Director of The Boston Company, Inc. and Boston Safe Deposit and
Trust Company.

John A. Hill (54), Trustee. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser). Director, Maverick Tube Corporation, PetroCorp Incorporated, Snyder Oil Corporation, Weatherford Enterra, Inc. (an oil field service company) and various First Reserve Funds.

   Ronald J. Jackson (52), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of
Safety 1st, Inc.,  Trustee of Salem Hospital and Trustee of the
Peabody Essex Museum.

Elizabeth T. Kennan (58), Trustee.  President Emeritus and
Professor, Mount Holyoke College. Director, the Kentucky Home
Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots and Trustee of the University of Notre Dame.

*Lawrence J. Lasser    (54)    , Trustee and Vice President.
President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. Vice President of the Putnam funds.

+Robert E. Patterson (51), Trustee.  Executive Vice President and
Director of Acquisitions, Cabot Partners Limited Partnership (a registered investment adviser).

*Donald S. Perkins (69), Trustee. Director of various corporations, including AON Corp., Cummins Engine Company, Inc.,
Current Assets L.L.C., Illinova and Illinois Power Company,
Inland Steel Industries, Inc., LaSalle Street Fund, Inc., Lucent
Technologies Inc., Springs Industries, Inc. (a textile manufacturer), and Time Warner Inc.

*#George Putnam, III    (45),     Trustee.  President, New
Generation Research, Inc. (publisher of bankruptcy information) and New Generation Advisers, Inc. (a registered investment adviser).

Eli Shapiro (80) , Trustee. Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Past director of Nomura Dividend Fund, Inc. (a privately held registered investment company managed by Putnam Management) and former Trustee of the Putnam funds (1984-1990).

*A.J.C. Smith (62), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Corp.

W. Nicholas Thorndike (63), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation, Data General Corporation, Bradley Real Estate, Inc., and Providence Journal Co.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees.  The
Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the Trust and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

Officers

Name (Age)

Charles E. Porter    (58)    , Executive Vice President.
Managing Director of Putnam Investments, Inc. and Putnam
Investment Management, Inc.

Patricia C. Flaherty (49), Senior Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Investment
Management, Inc.

Gordon H. Silver    (49)    , Vice President.  Director and
Senior Managing Director of Putnam Investments, Inc. and Putnam
Investment Management, Inc.

William N. Shiebler (54), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President and
Director of Putnam Mutual Funds Corp.  Vice President of the
Putnam funds.

John R. Verani    (57)    , Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Investment
Management, Inc.  Vice President of the Putnam funds.

Paul M. O'Neil    (43)    , Vice President.  Vice President of
Putnam Investments, Inc. and Putnam Investment Management, Inc.
Vice President of the Putnam funds.

John D. Hughes (61), Senior Vice President and Treasurer.  Vice
President and Treasurer of the Putnam funds.

Beverly Marcus    (52)    , Clerk and Assistant Treasurer.  Clerk
and Assistant Treasurer of the Putnam funds.

   Peter Carman (55)    , Vice President.  Senior Managing
Director of Putnam Investment Management, Inc.  Director, Putnam
Investments, Inc.  Vice President of certain of the Putnam funds.

   Gary N. Coburn (50)    , Vice President.  Senior Managing
Director of Putnam Investment Management, Inc.  Director, Putnam
Investments, Inc.  Vice President of certain of the Putnam funds.

   Ian C. Ferguson (39), Vice President.  Senior Managing
Director of Putnam Investment Management, Inc.

Brett C. Browchuk (33), Vice President.  Managing Director of
Putnam Investment Management, Inc.

D. William Kohli (35), Vice President.  Managing Director of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Anthony I. Kreisel (51), Vice President.  Managing Director of
Putnam Investment Management, Inc.  Vice President, Putnam
Fiduciary Trust Company. Vice President of certain of the Putnam funds.

William J. Landes (43), Vice President.  Managing Director of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Michael Martino (43), Vice President.  Managing Director of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Carol C. McMullen    (41)    , Vice President.  Managing Director
of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Daniel L. Miller    (39)    , Vice President.  Managing Director
of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Robert R. Beck    (56)    , Vice President.  Senior Vice
President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Richard M. Frucci (51), Vice President.  Senior Vice President of
Putnam Investment Management, Inc.

Roland W. Gillis    (47)    , Vice President.  Senior Vice
President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

David L. King (39), Vice President.  Senior Vice President of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Jennifer E. Leichter (35), Vice President. Senior Vice President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Neil J. Powers (34), Vice President.  Senior Vice President of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Christopher A. Ray    (33)    , Vice President.  Senior Vice
President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Sheldon N. Simon    (39)    , Vice President.  Senior Vice
President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

John K. Storkerson (57), Vice President. Senior Vice President of The Putnam Advisory Company, Inc. Vice President of certain of the Putnam funds.

Charles H. Swanberg (48), Vice President. Senior Vice President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Kenneth J. Taubes (38), Vice President.  Senior Vice President of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

David K. Thomas (54), Vice President.  Senior Vice President of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Rosemary H. Thomsen (35), Vice President. Senior Vice President of Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

David J. Santos (38), Vice President.  Vice President of Putnam
Investment Management, Inc.  Vice President of certain of the
Putnam funds.

Mark J. Siegel    (37)    , Vice President.  Vice President of
Putnam Investment Management, Inc. Vice President of certain of the Putnam funds.

Lindsey C. Strong (35), Vice President.  Vice President of Putnam
Investment Management, Inc.  Vice President of certain of the
Putnam funds.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different
positions with such employers.     Prior to 1993, Mr. Jackson was
Chairman of the Board, President and Chief Executive Officer of
Fisher-Price, Inc.      Prior to January, 1992, Ms. Baxter was
Vice President and Principal, Regency Group, Inc. and Consultant, The First Boston Corporation. During the past five years Dr. Shapiro has provided economic and financial consulting services to various clients. Prior to August 1, 1993, Mr. Carman was Chief Investment Officer, Chairman of the U.S. Equity Investment Policy Committee and a Director of Sanford C. Bernstein & Company, Inc. Prior to January, 1994, Mr. Martino was employed by Back Bay Advisors in the positions of Executive Vice President and Chief Investment Officer from 1992 to 1994, and Senior Vice President and Senior Portfolio Manager
   prior     to 1992.  Prior to March, 1995, Mr. Gillis was Vice
President at Keystone Custodian Funds, Inc. Prior to September, 1994, Mr. Kohli was Executive Vice President and Co-Director of Global Bond Management and, prior to October, 1993, Senior Portfolio Manager, at Franklin Advisors/Templeton Investment
Counsel.     Prior to June, 1995, Ms. McMullen was Senior Vice
President of Baring Asset Management.      Prior to June, 1991,
Mr. Taubes was Senior Vice President of the Finance Division of
U.S. Trust Company.  Prior to    December, 1992,     Mr. Ray was
Vice President and Portfolio Manager at Scudder, Stevens & Clark,
Inc.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The fees paid to each Trustee by each PCM fund and by all of the Putnam funds are shown below:

COMPENSATION    TABLE+

                                                  Aggregate compensation* from:

                               Asia Pacific     Diversified     Global Asset     Global      Growth and      High
Trustee/Year                   Growth           Income          Allocation       Growth      Income          Yield

Jameson A. Baxter/1994         $148             $1,059          $1,178           $1,961      $3,662          $1,183
Hans H. Estin/1972              145              1,066           1,187            1,976       3,685           1,192
John A. Hill/1985***            148              1,059           1,178            1,962       3,659           1,183
Elizabeth T. Kennan/1992        145              1,066           1,187            1,976       3,685           1,192
Lawrence J. Lasser/1992         140              1,060           1,179            1,963       3,656           1,184
Robert E. Patterson/1984        150              1,073           1,195            1,989       3,714           1,200
Donald S. Perkins/1982          140              1,060           1,179            1,963       3,656           1,184
William F. Pounds/1971          148              1,059           1,179            1,962       3,658           1,183
George Putnam/1957              145              1,066           1,187            1,976       3,685           1,192
George Putnam, III/1984         145              1,066           1,187            1,976       3,685           1,192
Eli Shapiro/1995****            104                709             780            1,311       2,481             799
A.J.C. Smith/1986               139              1,053           1,171            1,949       3,629           1,175
W. Nicholas Thorndike/1992      150              1,073           1,195            1,989       3,714           1,200

/TABLE

COMPENSATION TABLE    (continued)+

                                                  Aggregate compensation* from:

                              Money     New            Utilities Growth  U.S. Government and   Voyager    All Putnam
Trustee/Year                  Market    Opportunities  and Income        High Quality Bond     Fund       funds**

Jameson A. Baxter/1994        $756      $895           $1,265            $1,537                $3,016     $150,854
Hans H. Estin/1972             759       898            1,275             1,547                 3,031     150,854
John A. Hill/1985***           756       893            1,265             1,538                 3,013     149,854
Elizabeth T. Kennan/1992       759       898            1,275             1,547                 3,031     148,854
Lawrence J. Lasser/1992        756       889            1,266             1,539                 3,010     150,854
Robert E. Patterson/1984       762       907            1,283             1,555                 3,052     152,854
Donald S. Perkins/1982         756       889            1,266             1,539                 3,010     150,854
William F. Pounds/1971         756       892            1,265             1,538                 3,012     149,854
George Putnam/1957             759       898            1,275             1,547                 3,031     150,854
George Putnam, III/1984        759       898            1,275             1,547                 3,031     150,854
Eli Shapiro/1995****           502       651              848             1,023                 2,038     95,372
A.J.C. Smith/1986              753       883            1,257             1,530                 2,992     149,854
W. Nicholas Thorndike/1992     762       907            1,283             1,555                 3,052     152,854

   +Ronald J. Jackson became a Trustee of the fund effective May 3, 1996 and has received no compensation from the fund or the other Putnam funds.
*Includes an annual retainer and an attendance fee for each meeting attended.
**Reflects total payments received from all Putnam funds in the most recent calendar year.  As of December 31, 1995, there were 99 funds in the Putnam family.
***Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.  The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of December 31, 1995 was $51,142, including income earned on such amounts.
****Elected as a Trustee in April 1995.

/TABLE

The Trust's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid
by the Putnam funds for such year.   The Trustees reserve the
right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information concerning the Trustees, see
"Management" in this SAI.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in such Agreement and Declaration of Trust that such Trustees and officers have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees and officers of the Trust who are also officers of Putnam Management or its affiliates or stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, transfer agency fees and custodian fees and fees paid or allowed by the Trust. At March 31, 1996 the officers and Trustees as a group owned no shares of the Trust or any fund. As of this date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables. All of the shares of each of the funds are owned by the insurance company separate accounts listed below and by Putnam Management pursuant to its initial capital contribution to each fund during the organization of the Trust and the subsequent organization of PCM Global Growth Fund, PCM Utilities Growth and Income Fund, PCM Diversified Income Fund, PCM New Opportunities Fund, and PCM Asia Pacific Growth Fund.

Issuer and name of
Separate Account

                                                              Percentage of
(1) Hartford Life                                    shares owned of record
Insurance Company             Fund                     as of March 29, 1996

(a) Putnam Capital Manager
    Trust Separate Account

                           PCM Asia Pacific
                            Growth Fund                39.85%

                           PCM Diversified
                            Income Fund                54.86%

                           PCM Global Asset
                            Allocation Fund            58.63%

                           PCM Global Growth Fund      51.64%

                           PCM Growth and Income Fund  60.96%

                           PCM High Yield Fund         52.50%

                           PCM Money Market Fund       55.15%

                           PCM New Opportunities Fund  44.40%

                           PCM U.S. Government and
                            High Quality Bond Fund     73.96%

                           PCM Utilities Growth
                            and Income Fund            59.43%

                           PCM Voyager Fund            56.92%

                                                              Percentage of
(1) Hartford Life                                    shares owned of record
Insurance Company             Fund                     as of March 29, 1996

(b) Putnam Capital Manager
    Trust Separate Account
    VLI

                           PCM Diversified
                            Income Fund                0.01%

                           PCM Global Asset
                            Allocation Fund            0.24%

                           PCM Global Growth Fund      0.21%

                           PCM Growth and Income Fund  0.08%

                           PCM High Yield Fund         0.09%

                           PCM Money Market Fund       0.15%

                           PCM New Opportunities Fund  0.08%

                           PCM U.S. Government and
                            High Quality Bond Fund     0.09%

                           PCM Utilities Growth
                            and Income Fund            0.09%

                           PCM Voyager Fund            0.21%
                                                              Percentage of
(1) Hartford Life                                    shares owned of record
Insurance Company          Fund                        as of March 29, 1996

(c) Putnam Capital Manager
    Trust Separate Account
    VLII

                           PCM Diversified
                            Income Fund                0.01%

                           PCM Global Asset
                            Allocation Fund            0.24%

                           PCM Global Growth Fund      0.21%

                           PCM Growth and Income Fund  0.08%

                           PCM High Yield Fund         0.09%

                           PCM Money Market Fund       0.15%

                           PCM New Opportunities Fund  0.08%

                           PCM U.S. Government and
                            High Quality Bond Fund     0.09%

                           PCM Utilities Growth
                            and Income Fund            0.09%

                           PCM Voyager Fund            0.21%
                                                              Percentage of
(1) Hartford Life                                    shares owned of record
Insurance Company          Fund                        as of March 29, 1996

(d) Putnam Capital Manager
    Trust Variable Life
    Separate Account Five

                           PCM Asia Pacific
                            Growth Fund                0.82%

                           PCM Diversified
                            Income Fund                0.21%

                           PCM Global Asset
                            Allocation Fund            0.12%

                           PCM Global Growth Fund      0.39%

                           PCM Growth and Income Fund  0.21%

                           PCM High Yield Fund         0.43%

                           PCM Money Market Fund       1.03%

                           PCM New Opportunities Fund  0.61%

                           PCM U.S. Government and
                            High Quality Bond Fund     0.13%

                           PCM Utilities Growth
                            and Income Fund            0.17%

                           PCM Voyager Fund            0.23%
Issuer and name
of Separate Account

(2) ITT Hartford Life                                         Percentage of
    and Annuity                                      shares owned of record
    Insurance Company      Fund                        as of March 29, 1996

(a) Putnam Capital Manager
    Trust Separate
    Account Two

                           PCM Asia Pacific
                            Growth Fund                55.81%

                           PCM Diversified
                            Income Fund                41.59%

                           PCM Global Asset
                            Allocation Fund            39.71%

                           PCM Global Growth Fund      47.17%

                           PCM Growth and Income Fund  37.02%

                           PCM High Yield Fund         46.50%

                           PCM Money Market Fund       38.58%

                           PCM New Opportunities Fund  52.78%

                           PCM U.S. Government and
                            High Quality Bond Fund     23.41%

                           PCM Utilities Growth
                            and Income Fund            39.09%

                           PCM Voyager Fund            40.21%

(2) ITT Hartford Life                                         Percentage of
    and Annuity                                      shares owned of record
    Insurance Company      Fund                        as of March 29, 1996

(b) Putnam Capital Manager
    Trust Separate Account
    VLII

                           PCM Diversified
                            Income Fund                0.01%

                           PCM Global Asset
                            Allocation Fund            0.24%

                           PCM Global Growth Fund      0.21%

                           PCM Growth and Income Fund  0.08%

                           PCM High Yield Fund         0.09%

                           PCM Money Market Fund       0.15%

                           PCM New Opportunities Fund  0.08%

                           PCM U.S. Government and
                            High Quality Bond Fund     0.09%

                           PCM Utilities Growth
                            and Income Fund            0.09%

                           PCM Voyager Fund            0.21%
(2) ITT Hartford Life                                         Percentage of
    and Annuity                                      shares owned of record
    Insurance Company      Fund                        as of March 29, 1996

(c) Putnam Capital Manager
    Trust Variable Life
    Separate Account Five

                           PCM Asia Pacific
                            Growth Fund                0.25%

                           PCM Diversified
                            Income Fund                0.11%

                           PCM Global Asset
                            Allocation Fund            0.06%

                           PCM Global Growth Fund      0.12%

                           PCM Growth and Income Fund  0.12%

                           PCM High Yield Fund         0.15%

                           PCM Money Market Fund       0.73%

                           PCM New Opportunities Fund  0.33%

                           PCM U.S. Government and
                            High Quality Bond Fund     0.05%

                           PCM Utilities Growth
                            and Income Fund            0.10%

                           PCM Voyager Fund            0.11%
Issuer and name of
Separate Account

                                                              Percentage of
(3) Northwestern National                            shares owned of record
    Life Insurance Company    Fund                     as of March 29, 1996

(a) Putnam Capital Manager
    Trust Select Life

                           PCM Diversified
                            Income Fund                0.06%

                           PCM Growth and Income Fund  0.02%

                           PCM Utilities Growth
                            and Income Fund            0.04%

                           PCM Voyager Fund            0.08%

(b) Putnam Capital Manager
    Trust Select Life II
    Variable Account

                           PCM Asia Pacific
                            Growth Fund                0.45%

                           PCM Diversified
                            Income Fund                0.12%

                           PCM Growth and Income Fund  0.06%

                           PCM New Opportunities Fund  0.19%

                           PCM Utilities Growth
                            and Income Fund            0.08%

                           PCM Voyager Fund            0.29%

                                                              Percentage of
(3) Northwestern National                            shares owned of record
    Life Insurance Company Fund                        as of March 29, 1996

(c) Putnam Capital Manager
    Trust Select Life III
    Variable Account

                           PCM Asia Pacific
                            Growth Fund                0.45%

                           PCM Diversified
                            Income Fund                0.12%

                           PCM Growth and Income Fund  0.06%

                           PCM New Opportunities Fund  0.19%

                           PCM Utilities Growth
                            and Income Fund            0.08%

                           PCM Voyager Fund            0.29%

(d) Putnam Capital Manager
    Trust NWNL Select
    Annuity II

                           PCM Diversified
                            Income Fund                0.18%

                           PCM Growth and Income Fund  0.06%

                           PCM Utilities Growth
                            and Income Fund            0.15%

                           PCM Voyager Fund            0.22%

(e) Putnam Capital Manager
    Trust NWNL Select
    Annuity III

                           PCM Asia Pacific
                            Growth Fund                2.38%

                           PCM Diversified
                            Income Fund                1.95%

                           PCM Growth and Income Fund  0.36%

                           PCM New Opportunities Fund  1.00%

                           PCM Utilities Growth
                            and Income Fund            0.61%

                           PCM Voyager Fund            0.89%
Issuer and name of
Separate Account

                                                              Percentage of
(4) American Enterprise                              shares owned of record
    Life Insurance Company    Fund                     as of March 29, 1996

(a) Putnam Capital Manager
    Trust American Enterprise
    Variable Annuity Account

                           PCM Diversified
                            Income Fund                0.37%

                           PCM Growth and Income Fund  0.07%

                           PCM High Yield Fund         0.16%

                           PCM New Opportunities Fund  0.25%


(5) Investors Life                                            Percentage of
    Insurance Company of                             shares owned of record
    North America          Fund                        as of March 29, 1996

    Putnam Capital         PCM Growth and Income Fund  0.84%
    Manager Trust
    CIGNA Separate         PCM Money Market Fund       4.06%
    Account I
                           PCM U.S. Government and
                              High Quality Bond Fund   1.97%

                           PCM Voyager Fund            0.14%

Issuer and name of
Separate Account
                                                       Percentage of shares
(6) Paragon Life                                         owned of record as
    Insurance Company              Fund                   of March 29, 1996


    Putnam Capital
    Manager Trust
    Paragon Variable Life

                           PCM Asia Pacific
                            Growth Fund                --

                           PCM Diversified
                            Income Fund                --

                           PCM Global Asset
                            Allocation Fund            --

                           PCM Global Growth Fund      --

                           PCM Growth and Income Fund  --

                           PCM High Yield Fund         --

                           PCM Money Market Fund       --

                           PCM New Opportunities Fund  --

                           PCM U.S. Government and
                            High Quality Bond Fund     --

                           PCM Utilities Growth
                            and Income Fund            --

                           PCM Voyager Fund            --

                                                       Percentage of shares
(7) IDS Life                                             owned of record as
    Insurance Company              Fund                   of March 29, 1996


    Putnam Capital
    Manager Trust
    IDS Variable
    Account 10
                           PCM New Opportunities
                            Fund                       0.42%

The address for the separate accounts listed in (1) through (2) above is: P.O. Box 2099, Hartford, CT 06140-2999. The address for the separate account listed in (3) above is: 20 Washington Avenue South, Minneapolis, MN 55401. The address for the separate account listed in (4) above is: 80 S. Eighth Street, Minneapolis, MN 55440. The address for the separate account listed in (5) above is: Austin Centre, 701 Brazos Street, Austin, TX 78701. The address for the separate account listed in
(6) above is: 100 South Brentwood, St. Louis, MO 63105. The address for the separate account listed in (7) above is: IDS Tower 10, Minneapolis, MN 55440.

Each of the insurance companies issuing the separate accounts listed above have agreed to vote their shares in proportion to and in the manner instructed by contract and policy owners. By virtue of the foregoing, each of these insurance companies, or any of them together, may be deemed to be a controlling person of each of the funds.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than could be purchased by the investor individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with over $93 billion in assets in nearly 5 million shareholder accounts at December 31, 1995.
An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers.
At December 31, 1995, Putnam Management and its affiliates managed over $125 billion in assets, including over $17 billion in tax-exempt securities and over $55 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

Trustees and officers of a fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the Trust and Putnam Management dated October 2, 1987, as supplemented March 2, 1990, and as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995 and as
further supplemented July   , 1996,  subject to such policies as
the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the net asset values of the funds, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Trust's portfolio securities. Putnam Management may place the Trust's portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Trust and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

The compensation payable to Putnam Management under the Management Contract for its investment management services to the funds is paid quarterly at the following annual rates of each fund's average net assets, as determined at the close of each business day during the quarter:

        fund                                        Rate

PCM Asia Pacific Growth Fund               0.80% of the first
                                           $500 million of
                                           average net assets,
                                           0.70% of the next
                                           $500 million, 0.65%
                                           of the next $500
                                           million, 0.60% of
                                           the next $5 billion,
                                           0.575% of the next
                                           $5 billion, 0.555%
                                           of the next $5
                                           billion, 0.54% of
                                           the next $5 billion,
                                           and 0.53% of any
                                           excess thereafter

PCM Diversified Income Fund, PCM Global    0.70% of the first
Asset Allocation Fund, PCM High Yield      $500 million of
Fund, PCM New Opportunities Fund           average net assets,
and PCM Voyager Fund                       0.60% of the next
                                           $500 million, 0.55%
                                           of the next $500
                                           million, and 0.50%
                                           of any amount over
                                           $1.5 billion

PCM Growth and Income Fund                 0.65% of the first
                                           $500 million of
                                           average net assets,
                                           0.55% of the next
                                           $500 million, 0.50%
                                           of the next $500
                                           million, and 0.45%
                                           of any amount over
                                           $1.5 billion

PCM U.S. Government and High               0.65% of the first
Quality Bond Fund                          $500 million of
                                           average net assets,
                                           0.55% of the next
                                           $500 million, 0.50%
                                           of the next $500
                                           million, 0.45% of
                                           the next $5 billion,
                                           0.425% of the next
                                           $5 billion, 0.405%
                                           of the next $5
                                           billion, 0.39% of
                                           the next $5 billion,
                                           and 0.38% of any
                                           excess thereafter

PCM Global Growth Fund,                    0.60% of average net
and PCM Utilities Growth                   assets
and Income Fund*

PCM Money Market Fund                      0.45% of the first
                                           $500 million of
                                           average net assets,
                                           0.35% of the next
                                           $500 million, 0.30%
                                           of the next $500
                                           million, and 0.25%
                                           of any amount over
                                           $1.5 billion

* On January 5, 1996, the Trustees approved a proposal to change the fees payable to Putnam Management under the Management Contract for PCM Utilities Growth and Income Fund. The proposed change is subject to shareholder approval and will be submitted to shareholders at a meeting scheduled for July 11, 1996. If the proposed change is not approved, this SAI will be revised.

If approved at that meeting, management fees for the fund would thereafter be paid at the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% of any excess thereafter. The proposed change would result in an increase in fees paid by the fund to Putnam Management based upon the net assets of the fund at December 31, 1995.

The Trust pays affiliates of Putnam Management additional amounts for investor servicing and custody services.

In addition to the fee paid to Putnam Management, the Trust reimburses Putnam Management for the compensation and related expenses of certain officers of the funds and certain persons who assist them in carrying out the responsibilities of their offices. During fiscal 1995, the Trust reimbursed Putnam Management $157,952 in this regard, including $137,513 in contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for the benefit of such officers and their assistants. The Trust may also pay or reimburse Putnam Management for all or a part of the compensation and related expenses of one or more other officers of the Trust and their assistants. Currently the Trust is reimbursing Putnam Management for the compensation and related expenses of the Senior Vice President and the Clerk of the Trust. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. Putnam Management pays all other salaries of officers of the Trust. The Trust pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays any cost of typesetting for its prospectuses and any cost of printing and mailing prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management. The Management Contract may be terminated as to the Trust or as to any fund without penalty by vote of the Trustees or the shareholders of one or more Funds affected, or by Putnam Management, on 30 days' written notice. It may be amended with respect to a fund only by a vote of the shareholders of that fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect as to any fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of that fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or any fund. In each of the foregoing cases, the vote of the shareholders of any fund is the affirmative vote of a "majority of the outstanding voting securities" of such fund as defined in the Investment Company Act of 1940. The continuation of the Contract as to all funds was unanimously approved by the Trustees, including those Trustees who are not "interested persons," on January 5, 1996.

Management fees

                                              Reflecting a
                                              reduction in the
                                              following amounts
                                              pursuant to an
Fund               Fiscal      Management     expense
name               year        fee paid       limitation
----               ------      ----------     -----------------
PCM Asia Pacific
 Growth Fund       1995+       $67,583        $40,348

PCM Diversified
 Income Fund       1995        $1,741,950
                   1994        $1,219,268
                   1993++      $56,026

PCM Global Asset
 Allocation Fund   1995        $3,253,739
                   1994        $2,501,952
                   1993        $1,167,001

PCM Global Growth
 Fund              1995        $4,329,841
                   1994        $3,316,215
                   1993        $1,000,268

PCM Growth & Income
 Fund              1995        $13,096,405
                   1994        $9,644,524
                   1993        $5,982,583

PCM High Yield Fund            1995           $2,909,080
                   1994        $2,098,314
                   1993        $1,208,791

PCM Money Market
 Fund              1995        $1,061,046
                   1994        $960,766
                   1993        $370,812

PCM New
 Opportunities Fund            1995           $1,618,748
                   1994+++     $119,511       $49,240

PCM U.S. Government
 and High Quality
 Bond Fund         1995        $4,133,901
                   1994        $4,062,088
                   1993        $3,574,490

PCM Utilities
 Growth and Income
 Fund              1995        $2,666,363
                   1994        $2,450,006
                   1993        $1,496,570

PCM Voyager Fund   1995        $8,864,927
                   1994        $5,347,055
                   1993        $2,770,454

+   Commencement of operations May 1, 1995
++  Commencement of operations September 15, 1993
+++ Commencement of operations May 1, 1994

Portfolio Transactions

Investment decisions. Investment decisions for each of the funds and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers and from third parties with which these broker-dealers have arrangements which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the funds' portfolio transactions and from third parties with which those broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research services, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for each fund and buys and sells investments for each fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind each fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting a securities transaction on stock exchanges and other agency transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause a fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Trust to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions, and accordingly Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of a fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable under the Management Contract. Putnam Management seeks to recapture for each fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Trust (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

Fund               Fiscal      Brokerage
name                           year           commissions
----                           ------         -----------

PCM Asia Pacific
 Growth Fund       1995        $205,198
(Commencement of
 operations
 May 1, 1995)

PCM Diversified
 Income Fund       1995        $14,676
                   1994        $3,004
                   1993        $252

PCM Global Asset
 Allocation Fund   1995        $797,004
                   1994        $818,846
                   1993        $611,157

PCM Global Growth
 Fund              1995        $2,275,831
                   1994        $1,992,940
                   1993        $1,163,591

PCM Growth & Income
 Fund              1995        $3,637,703
                   1994        $2,736,406
                   1993        $2,560,288

PCM High Yield Fund            1995           $11,800
                   1994        $4,461
                   1993        $19,196

PCM Money Market
 Fund              1995        $0
                   1994        $0
                   1993        $0

PCM New
 Opportunities Fund            1995           $312,487
(Commencement of   1994        $68,123
 operations
 May 2, 1994

PCM U.S. Government
 and High Quality
 Bond Fund         1995        $2,880
                   1994        $17,014
                   1993        $7,844

PCM Utilities
 Growth and Income
 Fund              1995        $938,350
                   1994        $1,069,430
                   1993        $760,057

PCM Voyager Fund   1995        $2,171,392
                   1994        $1,295,494
                   1993        $799,917

Principal Underwriter

Putnam Mutual Funds is the principal underwriter of shares of the Trust, which are continuously offered, and shares of the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

Investor servicing agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust as an expense of all its shareholders. The fee paid to PFTC is determined by the Trustees taking into account the number of shareholder accounts and transactions. Putnam Investor Services has won the DALBAR Quality Tested Service Seal every year since the award's 1990 inception. Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services exceeded the industry standard in all categories.

The Trust paid $5,038,496 in fees to PFTC for its investor servicing and custody services during fiscal 1995. The Trust made no payments to PFTC for out-of-pocket expenses related to the investor servicing agent's function for the year. For a description of the custodial services provided by PFTC, see "Custodian" below.

Putnam Fiduciary Trust Company is also investor servicing agent for the other Putnam funds and receives fees from each of those funds for its services.

INVESTMENT PERFORMANCE OF THE TRUST

Standard Performance Measures

Yield and total return data for the funds may from time to time be presented in the prospectus, this SAI and advertisements. The data is calculated as follows.

Total return for the life of the funds is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a fund at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a fund during that period.

A fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of
(A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the fund's yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

PCM Money Market Fund's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the fund over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). The fund's effective yield represents a compounding of the fund's yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

At times, Putnam Management may reduce its compensation or assume expenses of a fund in order to reduce that fund's expenses. The annual per share amount of any such reduction or assumption of expenses is shown in the table entitled "Financial highlights" in the prospectus. Any such waiver or assumption of expenses would increase a fund's yield and total return during the period of the waiver or assumption. The table below presents performance information for the periods ended December 31, 1995. All data is based on past performance and does not predict future results.

                                      Total Return
PCM Fund          Yield*    1 year    5 years Life of fund

Asia Pacific        N/A       N/A       N/A      2.30%

Diversified Income 5.79%    19.13%      N/A      5.29

Global Asset
     Allocation    1.96      24.71    12.56%     10.75

Global Growth       N/A      15.67     11.69     8.88

Growth and Income  2.98      36.71     15.42     15.08

High Yield         8.08      18.32     19.28     10.95

Money Market       5.37      5.46      4.31      5.58

New Opportunities   N/A      44.87      N/A      30.98

U.S. Government and
 High Quality Bond 5.64      20.44     10.33     9.56

Utilities
  Growth & Income  3.87      31.08      N/A      11.29

Voyager             N/A      40.67     22.16     17.70

* Information shown for all funds except for the Money Market
Fund represents 30-day yield.  Information shown for the Money
Market Fund is 7-day yield.

See the prospectus for the inception date of each fund. The foregoing performance information reflects an expense limitation applicable to PCM High Yield Fund for fiscal 1988, PCM Utilities Growth and Income Fund for fiscal 1992, PCM New Opportunities Fund for fiscal 1994 and PCM Asia Pacific Growth Fund for fiscal 1995. Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity
contracts.   These charges and expenses are not reflected in the
funds' performance and would reduce an investor's return under the annuity contract.

DETERMINATION OF NET ASSET VALUE

The Trust values the shares of each fund daily on each day the New York Stock Exchange (the "Exchange") is open. Currently, the New York Stock Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Trust determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by a fund are priced as of the close of trading at 4:10 p.m., and futures on U.S. government securities and index options held by a fund are priced as of their close of trading at 4:15 p.m.

PCM Money Market fund. The valuation of the fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the fund must maintain a dollar-weighted average portfolio maturity of 397 days or less, purchase only instruments having remaining maturities of 90 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using readily available market quotations.

Since the net income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the fund in the shareholder's account on the first day of the next month (or, if that day is not a business day, on the next business day). It is expected that the fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the fund determined at any time is a negative amount, the fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the fund.

Other Funds. Each of the other funds determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. If any securities held by a fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The Trustees periodically review such valuations and procedures.
The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the funds' net asset values. If events materially affecting the values of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

SUSPENSION OF REDEMPTIONS

The Trust may not suspend the right of redemption and/or postpone payment for more than seven days unless the New York Stock Exchange is closed for other than customary weekends or holidays, or except, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a fund's property for all loss and expense of any shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations.

CUSTODIAN

Putnam Fiduciary Trust Company ("PFTC") is the custodian of the Trust's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by the Trust's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Trust for the benefit of that fund. The Trust expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of any fund or decides which securities a fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Trust may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Trust's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Trust pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Price Waterhouse LLP are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 1995, filed electronically on March 7, 1996 (File No. 811-5346), are incorporated by reference into this SAI.

The financial highlights in the prospectuses and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.